UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC
(Exact name of Registrant as specified in charter)
BNY Mellon Financial Center
One Boston Place, 024-0071
Boston, Massachusetts 02108
(Address of principal executive offices) (Zip code)
David K. Mossman
BNY Mellon Wealth Management
One Mellon Center
Pittsburgh, PA 15258
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.
     The Semi-Annual Report to Investors is attached herewith.
MELLON OPTIMA L/S STRATEGY FUND, LLC
SEMI-ANNUAL REPORT TO INVESTORS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010
(Unaudited)

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).
Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.
To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.
Interests in the Fund are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Interests in the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.
As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC
Portfolio Summary — September 30, 2010 (unaudited)

			Percentage of
Investment Funds	Cost	Value	Net Assets

Opportunistic	$127,101,156	$148,375,548	29.2%
Growth	88,485,346	104,386,264	20.6%
Value	99,608,046	122,019,778	24.1%
Global	81,325,605	93,473,898	18.4%

Total Investment Funds	$396,520,153	$468,255,488	92.3%

The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Schedule of Investments — September 30, 2010 (unaudited)

					Redemption
			Percentage of		Notice Period
Investment Funds	Cost	Value	Net Assets	Liquidity	(# of days)

Opportunistic
Brookside Capital Partners Fund II, L.P.	$20,000,000	$19,898,851	3.9%	Quarterly (e)	60
Eminence Partners, L.P.	17,700,120	17,423,008	3.4%	Quarterly (b)	45
Glenview Institutional Partners, L.P.	30,000,000	30,993,139	6.1%	Quarterly †	45
Hunter Global Investors Fund I, L.P.	17,550,335	23,073,798	4.6%	Quarterly †	30
Karsh Capital II, L.P.	17,077,017	23,060,252	4.6%	Quarterly †	30
Kingdon Associates	22,419,749	31,708,292	6.2%	Quarterly †	30
Raptor Global Portfolio Liquidating Trust	243,576	210,542	0.0%	††
Raptor Private Holdings, L.P.	2,110,359	2,007,666	0.4%	††

	127,101,156	148,375,548	29.2%

Growth
Alydar QP Fund, L.P.	20,570,236	28,408,364	5.6%	Quarterly †	30
Fox Point QP Fund, L.P.	15,521,186	10,206,442	2.0%	Annually †	45
Highbridge Long/Short Equity Fund, L.P.	13,886,280	22,947,521	4.5%	Quarterly †	45
Maverick Fund USA, Ltd.	21,711,185	25,840,370	5.1%	Quarterly †	60
Pequot Capital	1,796,459	1,911,584	0.4%	††
Seligman Spectrum Focus Fund, LLC	15,000,000	15,071,983	3.0%	Monthly (f)	30

	88,485,346	104,386,264	20.6%

Value
Amici Qualified Associates, L.P.	20,661,818	27,136,584	5.4%	Quarterly †	45
Bay II Resource Partners, L.P.	20,500,000	27,978,145	5.5%	Quarterly †	45
Clovis Capital Partners Institutional, L.P.	19,147,228	22,863,555	4.5%	Quarterly †	45
SEG Partners II, L.P.	22,000,000	23,814,427	4.7%	Quarterly (c)	60
Shoshone Partners, L.P.	17,299,000	20,227,067	4.0%	Annually †	30

	99,608,046	122,019,778	24.1%

Global
AlphaGen Tucana Fund	15,000,000	14,859,654	2.9%	Monthly (a)	30
Amiya Global Emerging Opportunities Fund, L.P.	20,000,000	22,934,911	4.5%	Quarterly (d)	30
Asian Century Quest Fund (QP), L.P.	16,055,428	22,812,322	4.5%	Quarterly †	45
Calypso Qualified Partners, L.P.	10,270,177	13,135,300	2.6%	Monthly †	30
Miura Global Partners II, L.P.	20,000,000	19,731,711	3.9%	Monthly †	180

	81,325,605	93,473,898	18.4%

Total Investment Funds	396,520,153	468,255,488	92.3%

Affiliated Investment
Dreyfus Institutional Preferred Plus Money Market Fund	13,629,497	13,629,497	2.7%	Daily † (g)

Total Investments	$410,149,650	481,884,985	95.0%

Other Assets in Excess of Liabilities		25,705,657	5.0%

Total Net Assets		$507,590,642	100.0%

(a)	Investment has a 1 year soft lock-up period with a 2% early withdrawal fee during the first six months.

1% during the next six months and none thereafter. $15 million was invested on 2/1/10.

(b)	Investment has a 1 year lock-up period. $22 million was invested on 9/1/09.

(c)	Investment has a 1 year soft lock-up period. $22 million was invested on 3/1/10.

(d)	Investment has a 1 year soft lock-up period with a 2% early withdrawal fee. $20 million was invested on 7/1/09.

(e)	Investment has a 1 year lock-up period. $20 million was invested on 04/01/10.

(f)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $15 million was invested on 8/1/10.

(g)	Investment in affiliated money market mutual fund. The 7-day yield at 10/31/10 was 0.18%.

†	The investment amount has no lock-up or other redemption restrictions.

††	All or a portion of this investment is subject to restricted liquidity because it is currently in liquidation.

The investment is expected to liquidate over the next two to five years.
The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Statement of Assets and Liabilities
September 30, 2010 (unaudited)

Assets
Investments in funds, at value (Cost at $396,520,153) (Note 2A)		$468,255,488
Investments in affiliated issuer, at value (Cost at $13,629,497) (Note 2E)		13,629,497
Receivable for investments sold		28,287,494

Total assets		510,172,479

Liabilities
Accrued investment advisory fees (Note 3)	$1,244,499
Payable for repurchase of interests (Note 8)	1,006,409
Accrued professional fees	173,264
Accrued accounting and administration fees	80,568
Accrued Directors’ fees (Note 3)	33,262
Accrued custody fees (Note 3)	1,255
Other accrued expenses and other liabilities	42,580

Total liabilities		2,581,837

Net Assets		$507,590,642

Investors’ Capital
Net capital contributions		$435,855,307
Net unrealized appreciation		71,735,335

Investors’ Capital		$507,590,642

The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Statement of Operations
For the six months ended September 30, 2010 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$31,043

Expenses
Investment advisory fee (Note 3)	$3,811,168
Accounting, administration and investor services fees	256,823
Audit and tax service fees	206,563
Directors’ fees (Note 3)	78,607
Insurance expense	62,499
Legal fees	19,502
Custody fees (Note 3)	7,540
Miscellaneous expenses	19,516

Total expenses		4,462,218

Net investment loss		(4,431,175)

Realized and Unrealized Gain (Loss)
Net realized gain on investment funds sold	40,854
Net change in unrealized depreciation on investment funds	(4,620,972)

Net realized and unrealized loss		(4,580,118)

Net Decrease in Investors’ Capital Derived from Investment Operations		$(9,011,293)

The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Statements of Changes in Investors’ Capital

	For the Six Months Ended	For the
	September 30, 2010	Year Ended
	(unaudited)	March 31, 2010
Increase (Decrease) in Investors’ Capital from
Investment Operations
Net investment loss	$(4,431,175)	$(9,420,019)
Net realized gain on investment funds sold	40,854	11,078,241
Net change in unrealized appreciation (depreciation) on investment funds	(4,620,972)	45,811,540

Net Increase (Decrease) in Investors’ Capital Derived from Operations	(9,011,293)	47,469,762

Capital Transactions
Proceeds from sale of interests	12,915,000	27,213,000
Repurchase of interests	(30,163,240)	(90,194,459)

Net Decrease in Investors’ Capital Derived from Capital Transactions	(17,248,240)	(62,981,459)

Total Decrease in Investors’ Capital	(26,259,533)	(15,511,697)

Investors’ Capital
At beginning of period	533,850,175	549,361,872

At end of period	$507,590,642	$533,850,175

The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Financial Highlights

							For the period
	For the						May 2, 2005
	Six Months Ended		For the	For the	For the	For the	(commencement of
	September 30, 2010		Year Ended	Year Ended	Year Ended	Year Ended	operations) through
	(Unaudited)		March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
Total Return	(1.50	%) (1)	8.98%	(12.48)%	2.63%	5.96%	17.31	% (1)
Ratios to Average Net Assets:
Expenses (2)	1.75	% (3)	1.73%	1.73%	1.71%	1.74%	1.95	% (3)
Net Investment loss	(1.73	%) (3)	(1.71%)	(1.66%)	(1.56%)	(1.63%)	(1.80	%) (3)
Portfolio Turnover Rate	7	% (4)	23%	12%	4%	2%	17	% (4)
Net Assets, End of Period (000’s omitted)	$507,591		$533,850	$549,362	$610,454	$537,870	$303,162

(1)	Total return is for the period indicated and has not been annualized.

(2)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.

(3)	Annualized.

(4)	Not annualized.
The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Statement of Cash Flows
For the six months ended September 30, 2010 (unaudited)

Cash Flows from Operating Activities
Net decrease in investors’ capital resulting from operations	$(9,011,293)
Adjustments to reconcile net decrease in investors’ capital from operations to net cash provided by operating activities:
Purchases of long-term investments	(35,000,000)
Proceeds from sale of long-term investments	43,660,971
Net proceeds from sale of short-term investments	(1,518,191)
Net realized gain on investment funds sold	(40,854)
Net change in unrealized depreciation on investment funds	4,620,972
Decrease in advance investments in funds	20,000,000
Increase in receivable for investments sold	(97,838)
Decrease in prepaid expenses	15,979
Increase in proceeds from sale of interests received in advance	(1,750,000)
Decrease in accrued investment advisory fees	(78,602)
Decrease in accrued professional fees	(108,769)
Increase in accrued accounting and administration fees	631
Increase in accrued Directors’ fees	14,266
Decrease in accrued custody fees	(1,189)
Increase in other accrued expenses and other liabilities	8,459

Net cash provided by operating activities	20,714,542

Cash Flows from Financing Activities
Proceeds from sale of interests	12,915,000
Repurchase of interests	(33,629,542)

Net cash used in financing activities	(20,714,542)

Net change in cash	—

Cash at beginning of period	—

Cash at end of period	$—

The accompanying notes are an integral part of the financial statement.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(1) Organization:
Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.
The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.
The following long/short strategies were employed during the six months ended September 30, 2010:
• Growth Strategy. Investment managers employing a growth strategy are more apt to subscribe to the “efficient market hypothesis” which maintains that the current market price of a stock reflects all the currently available information about a company and therefore represents the most reasonable price for that stock at that point in time. They seek to enjoy their rewards by participating in what the growth of the underlying company imparts to the growth of the price of its stock.
• Value Strategy. Investment managers following a value strategy focus on the extent to which they believe a stock is mispriced in the marketplace. If a stock is underpriced, it is a good buy; if it is overpriced, it is a good sell. These managers seek to buy stocks that are depressed due to difficulties being experienced by the stocks’ issuers, riding the stock prices upward, and then selling those stocks when the managers’ price objectives are reached, if and when the underlying entities recover.
• Opportunistic Strategy. Investment managers employing an opportunistic strategy seek to generate alpha (the incremental return that active fund managers seek to earn above market benchmarks) by moving between growth investing and value investing whenever they believe that market conditions favor one or the other. For example, a manager may switch from a growth to a value strategy when the manager believes that the momentum for growth stocks is slowing and valuations in growth stocks have reached unsustainable levels. Conversely, a manager may adopt a growth strategy when the manager believes the economic data indicates the presence of catalysts that favor growth stocks.
• Global-International Strategy. Investment managers employing a global-international strategy seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented or international (non-US) focused long/short equity strategies. These strategies may include positions in the cash, futures and forward markets. Certain investment managers may also make investments in emerging markets.
The Fund’s Board of Directors (the “Directors”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 15% interest in the Sub-Investment Adviser.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(1) Organization (continued):
Effective September 28, 2010, Jennifer L. Carnes was elected Treasurer and Chief Financial Officer of the Fund and Steven M. Anderson was no longer an officer of the Fund.
Interests in the Fund (‘Interests”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Initial and additional applications for Interests in the Fund by investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for Interests.
Interests are not redeemable. The Fund from time to time may offer to repurchase Interests pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase Interests from investors twice each calendar year, near mid-year and year-end. Investors can transfer or assign their Interests only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.
Generally, except as provided under applicable law or under the Fund’s registration statement, a Member shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the Interests of such Member, plus such Member’s share of undistributed profits and assets.
(2) Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Valuation of the Fund and its Investments
The asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.
The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.
Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(2) Significant Accounting Policies (continued):
A. Valuation of the Fund and its Investments (continued)
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
     • Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
     • Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
     • Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the six months ended September 30, 2010, there have been no significant changes to the Fund’s fair valuation methodology.
The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at fair value:

		Level 2 –	Level 3 –
	Level 1 –	Other Significant	Significant
Investments in Securities	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investment Funds	$—	$—	$468,255,488	$468,255,488
Affiliated Investment	13,629,497	—	—	13,629,497

Total Investments in Securities	$13,629,497	$—	$468,255,488	$481,884,985

The Investment Funds have been disclosed by strategy in the Schedule of Investments.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(2) Significant Accounting Policies (continued):
A. Valuation of the Fund and its Investments (continued)
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
		Realized	unrealized	Net	Transfers in
	Balance as of	gains	appreciation	purchases	and/or out	Balance as of
	March 31, 2010	(losses)	(depreciation)	(sales)	of Level 3	September 30, 2010

Investment Funds
Opportunistic	$156,796,654	$1,145,546	$(3,944,988)	$9,578,548	$—	$163,575,760
Growth	99,273,801	2,373,334	(4,236,142)	6,975,270	—	104,386,263
Value	144,688,838	(4,533,454)	3,079,182	(21,214,789)	—	122,019,777
Global	80,737,284	1,055,428	480,976	(4,000,000)	—	78,273,688

Total	$481,496,577	$40,854	$(4,620,972)	$(8,660,971)	$—	$468,255,488

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements,” (Topic 820). The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers between Levels as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund. No significant transfers between Levels occurred at the period ended September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.
The change in net unrealized loss on investments still held as of September 30, 2010 was $9,012,950.
B. Securities Transactions and Income
Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.
C. Fund Costs
The Adviser bore the non-recurring initial offering and organizational costs of the Fund. The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; and expenses of meetings of the Board and Investors.
D. Income taxes
The Fund is treated as a partnership for Federal income tax purposes currently. Accordingly, no provision is made by the Fund for Federal or state income taxes. For income tax purposes, each Investor will be treated as a partner of the

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(2) Significant Accounting Policies (continued):
D. Income taxes (continued)
Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Investor’s taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. See Note 9 concerning a possible change in the Fund’s Federal tax status.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalty will be classified as income taxes on the consolidated financial statements, if applicable. During the year, the Fund did not incur any interest or penalty. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but no limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the investments on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2010 are noted below.

Federal tax cost of investments	$410,149,650

Gross unrealized appreciation	77,972,702
Gross unrealized depreciation	(6,237,367)

Net unrealized appreciation	$71,735,335

E. Short-Term Investments
Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $13,629,497 invested in Dreyfus Institutional Preferred Plus Money Market Fund, an affiliated institutional money market fund, including $1,001,045 of segregated assets, which represents 3% of the value of the June 2010 tender offer. See Note 9.
(3) Investment Advisory Fee and Other Transactions with Affiliates:
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Advisory Fee”) at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $3,811,168 for the six months ended September 30, 2010.
The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $7,540 for the six months ended September 30, 2010.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):
The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $10,948 for the six months ended September 30, 2010, which is included in miscellaneous expenses on the Statement of Operations.
The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $10,000 annual retainer and per meeting fees. The Chairman of the Board and Audit Committee Chairperson receive an additional $1,500 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.
The Directors do not receive any pension or retirement benefits from the Fund.
(4) Investment Transactions:
During the six months ended September 30, 2010 the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $35,000,000 and $43,660,971, respectively.
(5) Indemnification:
In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.
(6) Financial Instruments with Off-Balance Sheet Risk:
In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of these investments as reported by the Fund.
(7) Risk Factors:
An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.
In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund’s and its Investors’ interests.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
(8) Interest Repurchases:
The following is a summary of the Fund’s repurchase activity for the six months ended September 30, 2010:

Repurchase Value	Commencement	Expiration Date	Interests
Date	Date of Offer	of Offer	Purchased
June 30, 2010	April 12, 2010	April 29, 2010	$30,158,665
The Fund initially paid 97% of the estimated value of the repurchased Interests of investors within one month after the value of the Interests to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2011.
(9) Subsequent Events:
On October 4, 2010, the Fund offered to repurchase up to $50,000,000 in Interests from investors at their estimated net asset value as of December 31, 2010. The offer expired by its terms on November 1, 2010. The Fund received and accepted pursuant to this offer tender requests for Interests with an estimated value of $40,235,644. Pursuant to the terms of the repurchase offer, the Fund will initially pay out approximately $38,449,929 by January 31, 2011. The remaining amount will be paid out during June 2011.
From October 1, 2010 through November 30, 2010, the Fund received additional contributions from investors of $2,851,000.
At an upcoming meeting, the Board of Directors of the Fund will consider a proposal that the Fund take the steps necessary to change its federal tax status and be taxed as a “regulated investment company” (a “RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. The proposed change in the taxation of the Fund would enable the Fund to report tax information to investors annually on Form 1099 (rather than on Schedule K-1, as is now the case). There is no guarantee that the proposal will be approved or that the Fund will in fact meet the requirements for conversion.

Directors and Officers (Unaudited)
The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2010. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.
Independent Directors

			Number
			of
	Term of		Portfolios	Other
	Office		in Fund	Directorships	Director
	and		Complex	Held by	Remuneration
	Length of		Overseen	Director	(period ended
Name(Age), Position(s) with Fund,	Time	Principal Occupation(s)	by	Outside Fund	September 30,
Address and Year of Birth	Served	During Past 5 Years	Director	Complex	2010)
Robert Bowen (73), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term — Indefinite Length — Since December 2008	Retired; formerly Executive Vice President, Callan Associates, 1993-2002	2	None	$8,500

Robert J. Dwyer (67), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term — Indefinite Length — Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation; formerly Executive Vice President of Morgan Stanley Dean Witter	2	Mas-Tec Inc. (communications and utilities infrastructure contractor)	$8,500

Carla Diane Hunter (56), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term — Indefinite Length — Since December 2008	Chief Operating Officer, Weizmann Global Endowment Trust, 2002-present; formerly Director of Investments and Treasury, Museum of Modern Art, New York City, 1997 – 2002	2	None	$10,000

Arthur Williams III (69), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term — Indefinite Length — Since December 2008	President and Chief Investment Officer, Pine Grove Associates, Inc., since 1994; formerly Director of Retirement Plan Investments, McKinsey & Company, until 1994	2	None	$8,500

Rodney S. Yanker (51), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term — Indefinite Length — Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, since 2004; Director and Chief Operations Officer, Transformation Capital Corp., until 2008	2	None	$8,500

Interested Director

Number
of
	Term of		Portfolios	Other
	Office		in Fund	Directorships	Director
	and		Complex	Held by	Remuneration
	Length of		Overseen	Director	(period ended
Name (Age), Position(s) with Fund,	Time	Principal Occupation(s)	by	Outside Fund	September 30,
Address and Year of Birth	Served	During Past 5 Years	Director	Complex	2010)
Newton P.S. Merrill (70), Director (Chairman) c/o Mellon Optima L/S Strategy Fund	Term — Indefinite	Retired; formerly Senior Executive Vice President, The Bank of New York, 1994-2003; Executive Vice President and Group Executive, Bank of Boston, 1991-1994	2	York Enhanced	$10,000
One Boston Place, Suite 024-0071 Boston, MA 02108	Length — Since			Strategy Fund LLC
1939	December 2008

Principal Officers Who Are Not Directors

Term of Office and
Name (Age), Address and	Position(s)	Length of Time	Principal Occupation(s)
Year of Birth	Held with Fund	Served	During Past 5 Years
David K. Mossman (57) BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258 1952	President and Chief Executive Officer	Term — Indefinite Length — Since December 2008	Senior Vice President and Director, Investment Administration, BNY Mellon Wealth Management (since 1982)

Jennifer L. Carnes (39) BNY Mellon Asset Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Treasurer and Chief Financial Officer	Term — Indefinite Length — Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

Katherine Cain (52) BNY Mellon Wealth Management One Boston Place, Suite 024-0072 Boston, MA 02108 1958	Chief Compliance Officer	Term — Indefinite Length — Since December 2008	First Vice President, BNY Mellon Wealth Management Group Compliance (since 2005); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2005); formerly Chief Compliance Officer, Boston Safe Advisors (2005 – 2008)

Peter M. Sullivan (42) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term — Indefinite Length — Since February 2009	Managing Counsel — Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004 – 2008)

Ridgway H. Powell (47) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term — Indefinite Length — Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (33) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term — Indefinite Length — Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to the Registrant.
Item 6. Investments
(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this semi-annual filing.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable to this semi-annual filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable to this semi-annual filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of managers, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.
Item 11. Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ DAVID K. MOSSMAN David K. Mossman, President and Chief Executive Officer

Date: December 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ DAVID K. MOSSMAN David K. Mossman, President and Chief Executive Officer

Date: December 9, 2010

By (Signature and Title):	/s/ JENNIFER L. CARNES Jennifer L. Carnes, Treasurer and Chief Financial Officer

Date: December 9, 2010